Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS THIRD-QUARTER 2022 RESULTS

LAS VEGAS - OCTOBER 25, 2022 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2022.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “This quarter was another solid performance by our Company, as we achieved third-quarter EBITDAR that was second only to last year’s record quarterly performance.  These results were driven by a continued focus on core customers and sustained efficiencies throughout our business, as our operating model is successfully meeting today’s challenges and delivering consistent results. Our strong operating performance is producing robust free cash flow, allowing us to return nearly $500 million in capital to our shareholders so far this year. Overall, we are encouraged by the resiliency of our business, and remain confident in our strategy and our ability to deliver consistent results in the current economic environment.”

Boyd Gaming reported third-quarter 2022 revenues of $877.3 million, increasing from $843.1 million in the third quarter of 2021. The Company reported net income of $157.0 million, or $1.46 per share, for the third quarter of 2022, compared to $138.2 million, or $1.21 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $337.7 million in the third quarter of 2022, compared to $340.7 million in the third quarter of 2021. Adjusted Earnings(1) for the third quarter of 2022 were $159.2 million, or $1.48 per share, compared to $149.0 million, or $1.30 per share, for the same period in 2021.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

In the Las Vegas Locals segment, revenue trends remained consistent with recent quarters as play from core customers continued to grow. EBITDAR for the segment remained well above pre-pandemic levels, rising nearly 75% over the third quarter of 2019 and trailing only last year’s record third quarter. Midwest & South segment results include management fees from Sky River Casino, which opened in August 2022, and contributions from the Company’s online sports-betting partnerships. Excluding these items, on a property-level basis the Midwest & South segment grew revenues slightly year-over-year while EBITDAR nearly matched last year’s record third-quarter results. When compared to the third quarter of 2019, property-level EBITDAR grew 37% in the Midwest & South segment. The Downtown Las Vegas segment delivered record third-quarter EBITDAR and margins, with EBITDAR increasing 49% over the third quarter of 2019.  Segment results benefited from strong performance from the Company’s Hawaiian customers, as well as the reopening of Main Street Station in September 2021.

Additional Company Updates

Boyd Gaming opened Sky River Casino near Sacramento, California on August 15, 2022.  The Company has a seven-year management agreement to operate Sky River on behalf of the Wilton Rancheria Tribe.  Management fees from Sky River are reported within the Company’s Midwest & South segment.

The Company continues to make progress toward completing its previously announced acquisition of Pala Interactive for cash consideration of $170 million, and anticipates it will close the acquisition in the next several weeks.

Dividend and Share Repurchase Program Update

Boyd Gaming paid a quarterly cash dividend of $0.15 per share on October 15, 2022, to shareholders of record on September 30, 2022.

As part of its recurring share repurchase program, the Company repurchased approximately $135 million in stock during the third quarter of 2022. As of September 30, 2022, the Company had approximately $346 million remaining under current share repurchase authorizations.

Balance Sheet Statistics

As of September 30, 2022, Boyd Gaming had cash on hand of $252.3 million, and total debt of $2.91 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its third-quarter 2022 results today, October 25, at 5:00 p.m. Eastern.  The conference call number is (844) 200-6205, or (833) 950-0062 for Canadian callers and +1 (929) 526-1599 for international callers.  The conference call passcode is 589824.  Please join up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or https://events.q4inc.com/attendee/562935205.

A replay will be available by dialing (866) 813-9403 (Canada (226) 828-7578, international +44 204 525 0658) on Tuesday, October 25 after the conclusion of the call, and continuing through Tuesday, November 1.  The conference number for the replay is 968187.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2022	2021	2022	2021
Revenues
Gaming	$667,975	$674,227	$2,020,854	$2,019,615
Food & beverage	67,792	61,101	201,834	162,641
Room	46,672	44,317	138,985	109,384
Other	94,824	63,415	270,783	198,329
Total revenues	877,263	843,060	2,632,456	2,489,969
Operating costs and expenses
Gaming	251,814	249,685	756,356	741,176
Food & beverage	58,502	50,659	169,892	136,391
Room	17,783	15,074	51,058	41,413
Other	57,197	41,644	174,699	128,038
Selling, general and administrative	92,950	91,159	280,659	271,639
Master lease rent expense (a)	26,828	26,306	79,788	78,396
Maintenance and utilities	40,789	35,868	108,196	95,256
Depreciation and amortization	64,956	67,586	194,191	199,332
Corporate expense	26,375	28,264	90,251	86,295
Project development, preopening and writedowns	9,645	10,646	528	13,515
Impairment of assets	5,575	—	5,575	—
Other operating items, net	(12,610)	3,023	(12,324)	15,295
Total operating costs and expenses	639,804	619,914	1,898,869	1,806,746
Operating income	237,459	223,146	733,587	683,223
Other expense (income)
Interest income	(2,073)	(442)	(2,976)	(1,406)
Interest expense, net of amounts capitalized	36,001	45,171	110,125	158,192
Loss on early extinguishments and modifications of debt	—	42	19,809	65,517
Other, net	170	119	3,667	2,288
Total other expense, net	34,098	44,890	130,625	224,591
Income before income taxes	203,361	178,256	602,962	458,632
Income tax provision	(46,359)	(40,082)	(136,269)	(104,568)
Net income	$157,002	$138,174	$466,693	$354,064

Basic net income per common share	$1.46	$1.21	$4.24	$3.11
Weighted average basic shares outstanding	107,743	114,095	110,002	113,835

Diluted net income per common share	$1.46	$1.21	$4.24	$3.10
Weighted average diluted shares outstanding	107,840	114,284	110,135	114,099

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2022	2021	2022	2021
Total Revenues by Reportable Segment
Las Vegas Locals	$225,791	$231,264	$689,814	$649,782
Downtown Las Vegas	49,507	42,137	152,890	102,350
Midwest & South	601,965	569,659	1,789,752	1,737,837
Total revenues	$877,263	$843,060	$2,632,456	$2,489,969

Adjusted EBITDAR by Reportable Segment
Las Vegas Locals	$111,733	$125,360	$355,762	$349,572
Downtown Las Vegas	17,704	13,222	58,216	31,083
Midwest & South	230,195	222,058	682,725	700,199
Property Adjusted EBITDAR	359,632	360,640	1,096,703	1,080,854
Corporate expense, net of share-based compensation expense (a)	(21,934)	(19,943)	(66,296)	(62,165)
Adjusted EBITDAR	337,698	340,697	1,030,407	1,018,689
Master lease rent expense (b)	(26,828)	(26,306)	(79,788)	(78,396)
Adjusted EBITDA	310,870	314,391	950,619	940,293

Other operating costs and expenses
Deferred rent	192	207	576	621
Depreciation and amortization	64,956	67,586	194,191	199,332
Share-based compensation expense	5,653	9,783	28,486	28,307
Project development, preopening and writedowns	9,645	10,646	528	13,515
Impairment of assets	5,575	—	5,575	—
Other operating items, net	(12,610)	3,023	(12,324)	15,295
Total other operating costs and expenses	73,411	91,245	217,032	257,070
Operating income	237,459	223,146	733,587	683,223
Other expense (income)
Interest income	(2,073)	(442)	(2,976)	(1,406)
Interest expense, net of amounts capitalized	36,001	45,171	110,125	158,192
Loss on early extinguishments and modifications of debt	—	42	19,809	65,517
Other, net	170	119	3,667	2,288
Total other expense, net	34,098	44,890	130,625	224,591
Income before income taxes	203,361	178,256	602,962	458,632
Income tax provision	(46,359)	(40,082)	(136,269)	(104,568)
Net income	$157,002	$138,174	$466,693	$354,064

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2022	2021	2022	2021
Corporate expense as reported on Condensed Consolidated Statements of Operations	$26,375	$28,264	$90,251	$86,295
Corporate share-based compensation expense	(4,441)	(8,321)	(23,955)	(24,130)
Corporate expense, net, as reported on the above table	$21,934	$19,943	$66,296	$62,165

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income to Adjusted Earnings

and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2022	2021	2022	2021
Net income	$157,002	$138,174	$466,693	$354,064
Pretax adjustments:
Project development, preopening and writedowns	9,645	10,646	528	13,515
Impairment of assets	5,575	—	5,575	—
Other operating items, net	(12,610)	3,023	(12,324)	15,295
Loss on early extinguishments and modifications of debt	—	42	19,809	65,517
Other, net	170	119	3,667	2,288
Total adjustments	2,780	13,830	17,255	96,615

Income tax effect for above adjustments	(616)	(2,992)	(3,712)	(20,843)
Adjusted earnings	$159,166	$149,012	$480,236	$429,836

Net income per share, diluted	$1.46	$1.21	$4.24	$3.10
Pretax adjustments:
Project development, preopening and writedowns	0.09	0.09	—	0.12
Impairment of assets	0.05	—	0.05	—
Other operating items, net	(0.11)	0.03	(0.11)	0.13
Loss on early extinguishments and modifications of debt	—	—	0.18	0.58
Other, net	—	—	0.03	0.02
Total adjustments	0.03	0.12	0.15	0.85

Income tax effect for above adjustments	(0.01)	(0.03)	(0.03)	(0.18)
Adjusted earnings per share, diluted	$1.48	$1.30	$4.36	$3.77

Weighted average diluted shares outstanding	107,840	114,284	110,135	114,099

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:
●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt and other items, net,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, and other non-recurring adjustments, net, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures”.

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release, as well as in our earnings conference call remarks, include statements regarding continued growth in visitation and spending among the Company’s core customers, the Company’s views that it will be able to drive continued revenue and EBITDAR growth throughout its business, the impacts of COVID-19 on the Company, the Company’s operating strategy, the Company’s confidence in its long-term growth trajectory, and the Company’s plans with respect to share repurchases and returning capital to shareholders. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  These risks and uncertainties include but are not limited to: the ongoing uncertainty about COVID-19, its duration and impact, the extent of consumer demand, potential negative effects on the Company’s workforce, suppliers, contractors and other partners, as well as the impact on the customer experience of necessary health and safety measures implemented at the direction of state and local governments and gaming regulators.  Risks also include fluctuations in the Company's operating results; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending; the impact and effects of the local economies in the markets where the Company operates; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; developments in legalization of online gaming, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states, and manager of a tribal casino in northern California. The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation's leading sports-betting operator. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering its guests an outstanding entertainment experience, delivered with unwavering attention to customer service.  Through a long-standing company philosophy called Caring the Boyd Way, Boyd Gaming is committed to advancing Environmental, Social and Corporate Governance (ESG) initiatives that positively impact the Company's stakeholders and communities.  For additional Company information and press releases, visit https://investors.boydgaming.com.